Fees Summary	Sep. 25, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 793,132,000.00
Previously Paid Amount	0.00
Total Fee Amount	121,428.51
Total Offset Amount	0.00
Net Fee	$ 121,428.51
Final Prospectus	false